MARSHALL FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated December 31, 2004

Marshall International Stock Fund

Advisor Class (Class A), Investor Class (Class Y), and Institutional Class (Class I) Shares

Effective immediately, the following replaces the first paragraph relating to the portfolio manager of BPI Global Asset Management, LLC responsible for managing a portion of the International Stock Fund’s assets under the section entitled “Marshall Funds, Inc. Information  Portfolio Managers”:

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, BPI and Acadian.  William Sterling, Chief Investment Officer of BPI, is the portfolio manager for the portion of the Fund managed by BPI.  In 1999, Mr. Sterling was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC, which merged with BPI in 2005.  Previously, Mr. Sterling was an Executive Director and Global Head of Equities at Credit Suisse Asset Management, Managing Director of International Equities at BEA Associates, and First Vice President at Merrill Lynch, first as Head of Economic Research in Tokyo and later as Head of International Economic Research.  Mr. Sterling received a B.A. degree in Economics from Carleton College and M.A. and Ph.D. degrees in Economics from Harvard University.

The date of this Prospectus Supplement is September 1, 2005.

Please keep this Prospectus Supplement with your records.